THIRD AMENDMENT
                               TO LEASE AGREEMENT

PREMISES:
3131 Appling Road
Memphis, Shelby County, Tennessee

Approximately 205,277 Square Feet'

     This Lease Amendment ("Agreement") is made and entered into as of this 17 day of Feb, 2001, by and between BROBEL GP, a Tennessee general partnership, hereinafter referred to as "Landlord", and RIDDELL SPORTS, INC., a Delaware corporation, hereinafter referred to as "Tenant".

     WHEREAS, Landlord and Tenant have previously executed a Lease Agreement dated August 22, 2000, for' the above described premises, which Lease has heretofore been amended by the instrument dated January 24, 2001, which Lease Agreement, as amended, is hereinafter collectively referred to as the "Lease"; and

     NOW, THEREFORE, IN CONSIDERATION of mutual covenants contained herein the parties hereto agree as follows

     1. Item I of the First Amendment to Lease Agreement dated January 24, 2001, is hereby deleted in its entirety and the following paragraph is substituted in the place thereof:

          As of January 1, 2001, Part 3 of the Lease, Rent, Taxes and Insurance, is hereby amended to reflect that the Base Rental for the Premises shall be increased by $13,685.13 monthly such that the total monthly Base Rental shall be $82,110.80. The Base Rental for years 6 through 10 shall be increased by $13,685.13 per month such that the total monthly Base Rental for years 6 through 10 shall be $85,532,08,

     2. Except as expressly modified hereby, all terms and conditions of the Lease are ratified and shall remain in effect.

     IN WITNESS WHEREOF, the above named Landlord and Tenant have executed this and three (3) other original instruments of identical tenure and date on the date and year set forth hereinabove.

LANDLORD: BROBEL GP
      By: Belz Investco GP (Managing Partner)
      BY: URCO, Inc. (Managing Partner)

By: /s/ Irvin S. Skopp
    ----------------------------------
    Irvin S. Skopp, Vice President

By: /s/ Morris I. Thomas
    ----------------------------------
    Morris I. Thomas, Vice President

TENANT: RIDDELL SPORTS, INC.

BY: /s/ Jeff Webb
    ----------------------------------
    Jeff Webb, Chief Operating Officer